Investor Update

Third Quarter 2014



frontier

November 3, 2014

Safe Harbor Statement

Forward-Looking Language

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Words such as "believe," "anticipate," "expect" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, the following potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: the ability to successfully integrate the Connecticut operations into our existing operations and the diversion of management's attention from ongoing business and regular business responsibilities to effect such integration; the effects of increased expenses or unanticipated liabilities incurred due to activities related to the AT&T Transaction; the risk that the cost savings from the AT&T Transaction may not be fully realized; the sufficiency of the assets to be acquired from AT&T to enable the combined company to operate all aspects of the acquired business; disruption from the AT&T Transaction making it more difficult to maintain relationships with customers or suppliers of the Connecticut operations; our ability to meet our debt and debt service obligations, which have increased as a result of the AT&T Transaction; the effects of greater than anticipated competition from cable, wireless and other wireline carriers that could require us to implement new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our voice customers that we cannot offset with increases in broadband subscribers and sales of other products and services; our ability to maintain relationships with customers, employees or suppliers; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal service funding or other subsidies to us and our competitors; our ability to successfully adjust to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; the effects of changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures, products and service offerings, including the lack of assurance that our network improvements in speed and capacity will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical expenses (including as a result of the impact of the Patient Protection and Affordable Care Act) and pension and postemployment expenses, such as retiree medical and severance costs, and related funding requirements; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; our ability to successfully renegotiate union contracts; changes in pension plan assumptions and/or the value of our pension plan assets, which could require us to make increased contributions to the pension plan in 2015 and beyond; the effects of economic downturns, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing to us; our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity may affect our payment of dividends on our common shares; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; and the effects of severe weather events such as hurricanes, tornadoes, ice storms or other natural or man-made disasters, which may increase our operating expenses or adversely impact customer revenue. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures in evaluating its performance. These include non-GAAP adjusted net income attributable to common shareholders of Frontier, free cash flow, "operating cash flow," which we define as operating income plus depreciation and amortization ("EBITDA"), Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB; a reconciliation of the differences among EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, free cash flow, cash operating expenses and cash operating expenses excluding pension and OPEB, and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.

The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company's financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company's core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and, (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.

The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding pension and OPEB, cash operating expenses and cash operating expenses excluding pension and OPEB.

Management uses these non-GAAP financial measures to (i) assist in analyzing the Company's underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Note: Numbers are rounded and may not sum.

Earnings Call Agenda

- Strategic Overview — Maggie Wilderotter, Chairman and CEO
- Operational Results — Dan McCarthy, President and COO
- Financial Results — John Jureller, EVP and CFO

Strategic and Operating Achievements

Third Quarter Results

- Grew customer revenue in Residential and Business segments sequentially
- Successfully closed the Connecticut acquisition
  - Realized $150 million of day one synergies on an annualized basis
- 7th consecutive quarter of strong broadband momentum
- $100 million, 3-year agreement w/ Intuit
- Launched America's Best Communities
- Maintained sustainable dividend payout ratio



Customer Revenue
$ Millions
$506
$544
$502
$543
$496
$525
$497
$516
$498
$519
3Q13
4Q13
1Q14
2Q14
3Q14
Residential Revenue
Business Revenue

Strategic and Operating Achievements

Completed CT Transaction

- Closed transaction on October 24
- Flash-cut conversion to Frontier systems
- Rolling out local engagement model
- Hired key leaders
- Aggressive Q4 marketing and customer communications
- Synergies from across major functions – IT, network, engineering, administration



Litchfield
Litchfield★
Hartford
Connecticut HQ
Hartford★
Eastern
New Haven
East Region HQ
★New Haven
Waterford★
Fairfield
Stratford★
Corporate HQ
Stamford★
Connecticut

Strategic Overview

Executing Frontier's Strategy

- Create economic scale in businesses we know
- Broadband and Services growth
- Customer focus
- Grow revenue and market share
- Rural, suburban, and mid-size city focus


Revenue
$ Billions
$5.8
$2.1
CT
Business
Residential
Regulatory
2009
Run Rate w/ CT

Strategic Overview

Strong Broadband Momentum Since 2013

199,000 Cumulative Broadband Net Adds

- Grew Residential share in 81% of markets YTD


Cumulative Net Adds
Units 000s
28
58
84
37
65
87
199
1Q13
2Q13
3Q13
1Q14
2Q14
3Q14
January 2013 through September 2014

Executing Frontier's Local Engagement Strategy

AMERICA'S BEST COMMUNITIES

www.americasbestcommunities.com

- More than $10 Million dedicated to support innovation and economic development
- Frontier, DISH and CoBank challenge small towns and rural communities across America to submit and implement their best plans for future growth and prosperity
- Benefits extend to small communities: best creative ideas will be shared across the country to initiate change for long-term sustainability
- Investment will yield an eight to ten times multiplier effect
- Over 70 communities have already started application process

Strategic and Operating Achievements

Connecticut Go to Market


Value Added Services
Local Customer Service
Integrated Product Offerings
Customer
One-to-One Marketing
Expanded Distribution Channels
Community Involvement
Regionalized Offerings

frontier

Key Strategic and Operating Objectives

Lead with Broadband

- 21,855 broadband net adds
- 34% of activity above basic speed tier
- Increased Residential broadband market share in 81% of markets Year-to-Date
- Continued growth of Frontier Secure customer base
- Launching 1 Gbps and 500 Mbps broadband capability
- Substantial opportunity remains to grow broadband market share

Key Strategic and Operating Objectives

Drive Revenue Growth

- Grew Residential revenue <u>and</u> Business revenue sequentially in Q3!
- Products and pricing that provide customers with choice
- Customer share growth positively impacts revenue trends
- Continued new WiFi deployment wins
- New products:
  - Intuit customer support contract
  - Gigabit broadband offerings
  - Business texting



Data, Internet and Voice Services Revenue
$ Millions
$981
$968
$944
$934
$941
$510
$495
$482
$472
$472
$234
$232
$219
$213
$208
$237
$241
$242
$249
$261
3Q13
4Q13
1Q14
2Q14
3Q14
Voice Services
Non-Switched Data Services
Data Services

Key Strategic and Operating Objectives

Keep Customers

- Strong gross adds helped offset seasonal Residential customer losses
- Improving customer satisfaction: More refined customer feedback process has yielded improvements in customer care accountability and ownership



Customer Losses
Units 000s
(27.8)
(5.1)
(16.3)
(2.9)
(20.7)
(3.5)
(18.7)
(3.9)
(9.6)
(4.4)
(31.8)
(2.2)
(21.8)
(3.4)
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
Residential
Business

Key Strategic and Operating Objectives

Simplification & Cost Savings

	3Q13	4Q13	1Q14	2Q14	3Q14
	$ Millions				
Total Cash Operating Expenses excluding Pension and OPEB	$630	$608	$621	$614	$628

- Cash Operating Expenses excluding Pension and OPEB favorable versus Q3 2013
- Expense management and improvements are business-as-usual and part of Frontier's culture

Operational Review

Residential and Business



Year-over-Year Customer Losses
(7.6%)
(8.8%)
(3.8%)
(5.7%)
(2.9%)
(5.0%)
3Q12
3Q13
3Q14
Residential
Business

- 40% of Broadband gross adds obtained through alternate channels
- CPE performance improved in Q3 and pipeline remains strong
- Strong momentum in our footprint with Ethernet services continues – 94% coverage

Operational Review

Progress with Network

- Broadband availability increased by 18,000 households in Q3
  - 33,000 CAF households completed in Q3; 7,900 new broadband households and 25,100 upgraded households
  - Broadband availability at 91% of homes passed
- 34% of Q3 Broadband sales and upgrades were above basic speed tier
- Broadband speed capabilities continue to improve in Q3 2014:
  - 55% of households are capable of 20 Mbps or more
  - 75% of households capable of 12 Mbps
  - 84% of households capable of 6 Mbps

Revenues



$ Millions
Total Revenue Mix
Customer Revenue
Regulatory
$135
$135
$133
$134
$124
$1,050
$1,045
$1,021
$1,013
$1,017
3Q13
4Q13
1Q14
2Q14
3Q14



$ Millions
Customer Revenue
Residential
Business
$544
$543
$525
$516
$519
$506
$502
$496
$497
$498
3Q13
4Q13
1Q14
2Q14
3Q14

- Customer revenue increased 0.3% sequentially
- Residential revenue increased 0.2% sequentially
- Business revenue increased 0.5% sequentially; SME up over 2% sequentially

Residential and Business ARPC

Residential ARPC



$59.50
$59.44
$59.07
$59.64
$60.34
3Q13
4Q13
1Q14
2Q14
3Q14

Business ARPC



$657
$664
$652
$649
$659
3Q13
4Q13
1Q14
2Q14
3Q14

- Residential ARPC increased 1.4% year-over-year
- Business ARPC increased 0.3% year-over-year

Operating Expenses

Cost Management and Industry-leading Margins

Adjusted EBITDA Margin excluding Pension / OPEB



46.9 %
48.5 %
46.2 %
46.4 %
45.0 %
3Q13
4Q13
1Q14
2Q14
3Q14

Total Cash Operating Expenses excluding Pension / OPEB

$ Millions

$630 $608 $621 $614 $628

Adjusted EBITDA Margin with Pension / OPEB cash contributions



46.3 %
48.3 %
45.2 %
44.9 %
42.0 %
3Q13
4Q13
1Q14
2Q14
3Q14

Total Cash Operating Expenses with Pension / OPEB

$ Millions

$636 $610 $633 $632 $661

Free Cash Flow / Dividend Payout



$ Millions
$1,000
$800
$600
$400
$200
$836
$862
$891
$931
$848
$400
$400
$401
$401
$401
3Q13
4Q13
1Q14
2Q14
3Q14
Trailing 4 Quarters Free Cash Flow
Annualized Dividend

- Q3 and trailing four quarter cash flows remain strong
- LTM Dividend payout ratio was 47%

Credit and Liquidity

Net Leverage


Net Debt / LTMEBITDA
3.18x
3.17x
3.23x
3.41x
4Q11
4Q12
4Q13
3Q14

September 30, 2014

$ Millions

Cash & Equivalents	**$809**
Restricted Cash - CT Escrow	**1,519**
Restricted Cash - noncurrent	**2**
Credit Facility	**750**
Total Liquidity [1]	**$1,561**
Total Debt	**$9,448**
LTM Adj. EBITDA	**$2,086**
Leverage Ratio [2]	**3.41x**

- Leverage (Net Debt / Adj EBITDA) for 3Q14 at 3.41x
- $1.56B of liquidity at the end of Q3
- Net Debt has declined by approximately $350 million since Q3 2013

Notes: (1) Total Liquidity calculation excludes CT Escrow restricted cash of $1,519 million; (2) Leverage Ratio calculation excludes noncurrent restricted cash of $2 million.

Debt Profile

- Closed $775 million of 6.25% senior unsecured notes due 2021 and $775 million of 6.875% senior unsecured notes due 2025 – funding for CT Transaction
- $350 million Term Loan drawn at close of CT Transaction


Frontier Debt Maturity Profile
September 30, 2014
Principal Amount ($ Millions)
$1,500
$1,250
$1,000
$750
$500
$250
$-
Undrawn $350 Term Loan
Undrawn $750 Revolver
FTR Debt
$15
$263
$348
$610
$750
$584
$350
$435
$1,022
$1,276
$501
$851
$751
$914
$3
$347
$200
$50
$14
$1,264
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031+

Appendix



Non-GAAP Reconciliation

Three Months Ended: $ Millions	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Operating Cash Flow					
Operating income	**$ 206**	**$ 258**	**$ 226**	**$ 224**	**$ 197**
Add back:					
Depreciation and amortization	286	282	281	273	261
Operating cash flow (EBITDA)	**$ 492**	**$ 540**	**$ 507**	**$ 498**	**$ 458**
Add back:					
Non-cash pension/OPEB costs	14	15	3	(3)	(20)
Pension settlement costs	40	4	-	-	-
Severance costs	3	2	0	1	0
Acquisition and integration costs	-	10	11	20	42
Operating income, as adjusted	**$ 263**	**$ 288**	**$ 240**	**$ 242**	**$ 219**
Operating cash flow, as adjusted (Adjusted EBITDA)	**$ 549**	**$ 570**	**$ 521**	**$ 515**	**$ 479**
Add back:					
Interest and dividend income	0	0	1	0	0
Stock-based compensation	4	4	6	6	6
Subtract:					
Cash paid (received) for income taxes (refunds)	(1)	11	(5)	19	22
Capital expenditures - Business operations	158	151	135	126	152
Interest expense	164	164	163	160	163
Free cash flow	**$ 232**	**$ 248**	**$ 235**	**$ 216**	**$ 149**

Non-GAAP Reconciliation

Three Months Ended: *$ Millions*	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Total Operating Expenses to Cash Operating Expenses					
Total operating expenses	**$ 979**	**$ 923**	**$ 928**	**$ 923**	**$ 944**
Subtract:					
Depreciation and amortization	286	282	281	273	261
Acquisition and integration costs	-	10	11	20	42
Pension/OPEB costs (non-cash)	14	15	3	(3)	(20)
Pension settlement costs	40	4	-	-	-
Severance costs	3	2	0	1	0
Cash Operating Expenses	**$ 636**	**$ 610**	**$ 633**	**$ 632**	**$ 661**
Add back:					
Pension/OPEB costs (non-cash)	14	15	3	(3)	(20)
Subtract:					
Net pension/OPEB costs	21	17	14	14	13
Cash Operating Expenses, excluding pension/OPEB	**$ 630**	**$ 608**	**$ 621**	**$ 614**	**$ 628**

Non-GAAP Reconciliation

Three Months Ended: *$ Millions*	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014
Adjusted EBITDA excluding pension/OPEB costs					
Revenue	**$ 1,185**	**$ 1,180**	**$ 1,154**	**$ 1,147**	**$ 1,141**
Operating income	**$ 206**	**$ 258**	**$ 226**	**$ 224**	**$ 197**
Add back:					
Depreciation and amortization	286	282	281	273	261
Operating cash flow (EBITDA)	**$ 492**	**$ 540**	**$ 507**	**$ 498**	**$ 458**
Add back:					
Pension/OPEB costs	21	17	14	14	13
Pension settlement costs	40	4	-	-	-
Severance costs	3	2	0	1	0
Acquisition and integration costs	-	10	11	20	42
Adjusted EBITDA excluding pension/OPEB costs	**$ 555**	**$ 572**	**$ 533**	**$ 533**	**$ 513**
Adjusted EBITDA margin excluding pension/OPEB costs	**46.9 %**	**48.5 %**	**46.2 %**	**46.4 %**	**45.0 %**

Frontier Communications Corp.

(NASDAQ: **FTR**)

Investor Relations
Frontier Communications Corp.
3 High Ridge Park
Stamford, CT 06905
203.614.4606
IR@FTR.com